                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of November 22, 1995, is entered into among Metro Traffic Control, Inc., a Maryland corporation, Metro Networks, Ltd., a Texas limited partnership (collectively, the "Borrowers"), the banks listed on the signature pages hereto (collectively, the "Lenders"), and NationsBank of Texas, N.A., as Administrative Lender (in said capacity, the "Administrative, Lender").

                                   BACKGROUND

     Borrowers, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of October 21, 1994, as modified by that certain Letter Agreement dated as of February 6, 1995, and as amended by that certain First Amendment to Credit Agreement dated as of May 22, 1995 (as amended, modified or restated from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrowers, Lenders and Administrative Lender covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. Upon the satisfaction of the conditions of effectiveness set forth in Section 4 of this Second Amendment, the following provisions of the Credit Agreement shall be amended as set forth below:

          (a) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Applicable Margin" shall mean the following per annum percentages, applicable in the following situations:

                                                          Prime Rate       LIBOR
                  Applicability                              Basis         Basis
                  -------------                              -----         -----
(i)   If the Leverage Ratio is not less than 2.5 to 1        1.000         2.000

(ii)  If the Leverage Ratio is less than 2.5 to 1 but        0.875         1.875
      not less than 2.0 to 1

(iii) If the Leverage Ratio is less than 2.0 to 1 but        0.750         1.750
      is not less than 1.5 to 1

(iv)  If the Leverage Ratio is less than 1.5 to 1 but        0.500         1.500
      is not less than 1.0 to 1

(v)   If the Leverage Ratio is less than 1.0 to 1            0.250         1.250

          The Applicable Margin payable by the Borrowers on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrowers as tested by the Leverage Ratio. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective three Business Days after receipt by Administrative Lender of the financial statements required to be delivered pursuant to Section 6.1(b) or 6.2(b) hereof, as applicable. If financial statements of the Borrowers setting forth the Leverage Ratio are not received by the Administrative Lender by the date required pursuant to Section 6.1(b) or 6.2(b) hereof, as applicable, the Applicable Margin shall be determined as if the Leverage Ratio is not less than 2.0 to 1 until such time as such financial statements are received. For the final quarter of any fiscal year of the Borrowers, the Borrowers may provide their unaudited financial statements, subject only to year-end adjustments, for the purpose of adjusting the Applicable Margin.

          (b) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Commitment shall mean $30,000,000, as reduced from time to time pursuant to Section 2.6 hereof.

          (c) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

          "Maturity Date" shall mean June 30, 2000.

          (d) The definition of "Commitment Reduction Date" set forth in
     Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "'Commitment Reduction Date' shall mean the last Business Day of June, 1996."

          (e) Section 2.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(c) Scheduled Reductions. On each Quarterly Date, commencing on the Commitment Reduction Date, through the last Business Day of June, 2000, the Commitment outstanding on the Commitment Reduction Date shall automatically reduce by an amount equal to the percentage reduction that the Commitment is to reduce on the Quarterly Date pursuant to the table below.

          Notwithstanding the foregoing, on the Maturity Date, the Commitment shall automatically reduce to zero.

          Quarterly Date                         % Reduction
          --------------                         -----------
          June 30, 1996                             5.00%
          September 30, 1996                        5.00%
          December 31, 1996                         5.00%
          March 31, 1997                            5.00%
          June 30, 1997                             5.00%
          September 30, 1997                        5.00%
          December 31, 1997                         5.00%
          March 31, 1998                            5.00%
          June 30, 1998                             5.00%
          September 30, 1998                        5.00%
          December 31, 1998                         5.00%
          March 31, 1999                            6.25%
          June 30, 1999                             6.25%
          September 30, 1999                        6.25%
          December 31, 1999                         6.25%
          March 31, 2000                           10.00%
          June 30, 2000                            10.00%  and any remaining
                                                           balance such that the
                                                           Commitment shall be
                                                           zero

          (f) Section 5.9 of the Credit Agreement is hereby amended to read in its entirety as follows:


               Section 5.9 Use of Proceeds. Each Borrower shall use the proceeds of Advances and Letters of Credit to (a) make Acquisitions permitted under Section 7.6 hereof, (b) make Capital Expenditures, (c) make Investments (including advances to Subsidiaries) permitted pursuant to
          Section 7.3 hereof, (d) to repay all outstanding Indebtedness under the Existing Loan Agreement, and (e) for working capital and for other general corporate purposes; provided, however, that at no time shall the sum of the aggregate amount of outstanding Advances plus Reimbursement Obligations used for the purposes set forth in the foregoing subsections (b), (c), (d) and (e) exceed $25,000,000.

          (g) Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

               7.10 Leverage Ratio. At the end of each fiscal quarter ending during the periods indicated below, the Borrowers, on a combined basis, shall not permit the Leverage Ratio to be greater than:

                            Period                                Ratio
                            ------                                -----
           From date hereof through March 31, 1996              3.00 to 1
           June 30, 1996 through December 31, 1996              2.50 to 1
           March 31, 1997 and thereafter                        2.00 to 1

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) such Borrower has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms; and

     (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by such Borrower of this Second Amendment or the acknowledgement of the Second Amendment by any Guarantor or limited partners of Metro Networks, Ltd. (the "Partnership").

     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of November 22, 1995, subject to the following:

     (a) Administrative Lender shall have received counterparts of this Second Amendment executed by each Lender;

     (b) Administrative Lender shall have received counterparts of this Second Amendment executed by each Borrower and acknowledged by each Guarantor and limited partner of the Partnership;

     (c) each Lender shall have received a duly executed Note, payable to the order of such Lender and in an amount for such Lender equal to its Specified Percentage of the Commitment (as amended hereby);

     (d) Administrative Lender shall have received new Intercompany Notes in the amount of the Commitment (as amended hereby) duly endorsed in favor of the Administrative Lender;

     (e) Administrative Lender shall have received a certificate of an officer acceptable to the Lenders, certifying as to the incumbency of the officers signing this Second Amendment and the Notes and including a copy of the resolutions of each Borrower authorizing the execution and delivery of this Second Amendment and the Notes;

     (f) Administrative Lender shall have received a fully-executed facility fee letter evidencing the facility fee and amendment fee for its account and the arrangement fee for the account of NationsBank Capital Markets, Inc., all as set forth in such facility fee letter between the Borrowers and Administrative Lender; and

     (g) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates, instruments and opinion letters as Administrative Lender shall require.

     4. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors acknowledges this Second Amendment and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein.

     5. LIMITED PARTNERS' CONSENT. By signing below, each of the limited partners of the Partnership acknowledges this Second Amendment and further acknowledges and agrees that (a) the general partner of the Partnership has the authority to execute and deliver this Second Amendment and a new Note evidencing the increased Commitment on behalf of the Partnership and (b) its obligations in respect of its Pledge Agreement are not released, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein.

     6. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7. LOCAL COUNSEL OPINIONS. The Borrowers agree to deliver to Administrative Lender, within 30 days of the effective date hereof, an opinion of local counsel for each of Airborne Broadcast Consultants, Inc., Skyview Broadcasting Networks, Inc. and Trafficscan, Incorporated in each such company's state of incorporation, opining as to the enforceability of the Loan Documents to which each such company is party, in form and substance satisfactory to Administrative Lender.

     8. COSTS, EXPENSES AND TAXES. Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Borrower and each Lender and their respective successors and assigns.

     11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a pan of this Second Amendment for any other purpose.

     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                    REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as the date first above written.

                                     METRO TRAFFIC CONTROL, INC.

                                     By: /s/ Curtis H. Coleman
                                         -------------------------
                                         Curtis H. Coleman
                                         Chief Financial Officer

                                     METRO NETWORKS, LTD.

                                       By:    METRO TRAFFIC CONTROL, INC.,
                                              its general partner

                                              By: /s/ Curtis H. Coleman
                                                  -------------------------
                                                  Curtis H. Coleman
                                                  Chief Financial Officer

                                     NATIONSBANK OF TEXAS, N.A.,
                                     as Administrative Lender, as Lender and as Issuing Bank

                                     By: _______________________________
                                         Chad E. Coben, Vice President

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as the date first above written.

                                     METRO TRAFFIC CONTROL, INC.

                                     By:
                                         -------------------------
                                         Curtis H. Coleman
                                         Chief Financial Officer

                                     METRO NETWORKS, LTD.

                                       By:    METRO TRAFFIC CONTROL, INC.,
                                              its general partner

                                              By:
                                                  -------------------------
                                                  Curtis H. Coleman
                                                  Chief Financial Officer

                                     NATIONSBANK OF TEXAS, N.A.,
                                     as Administrative Lender, as Lender and as Issuing Bank

                                     By: /s/ Chad E. Coben
                                         -------------------------------
                                         Chad E. Coben, Vice President

ACKNOWLEDGED AND AGREED BY
THE GUARANTORS AND LIMITED PARTNERS
THIS 22 DAY OF NOVEMBER, 1995:

METRO RECIPROCAL, INC.
METRO VIDEO NEWS, INC.
TRAFFICSCAN, INCORPORATED
MTC GP, INC.
SKYVIEW BROADCASTING NETWORKS, INC.
AIRBORNE BROADCAST CONSULTANTS, INC.

By: /s/ Curtis H. Coleman
    --------------------------------
    Name: Curtis H. Coleman
    Title: Chief Financial Officer

/s/ David Saperstein
- ------------------------
David Saperstein

MICHELLE JOY COPPOLA 1994 TRUST

By: /s/ Michelle J. Coppola
    ------------------------------------
    Michelle Joy Coppola, Sole Trustee of
    the Michelle Joy Coppola 1994 Trust

JENNIFER BETH SAPERSTEIN 1994 TRUST

By: /s/ Jennifer B. Saperstein
    ---------------------------------------
    Jennifer Beth Saperstein, Sole Trustee
    of the Jennifer Beth Saperstein 1994 Trust

JONATHAN ALEXANDER SAPERSTEIN 1994 TRUST

By: /s/ Suzanne Saperstein
    -------------------------------------
    Suzanne Saperstein, Sole Trustee of
    the Jonathan Alexander Saperstein
    1994 Trust

ALEXIS DANIELLA SAPERSTEIN 1994 TRUST

By: /s/ Suzanne Saperstein
    -------------------------------------
    Suzanne Saperstein, Sole Trustee for
    the Alexis Daniella Saperstein 1994 Trust

STEPHANIE NICOLE SAPERSTEIN 1994 TRUST

By: /s/ Suzanne Saperstein
    -------------------------------------
    Suzanne Saperstein, Sole Trustee of
    the Stephanie Nicole Saperstein
    1994 Trust